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EXHIBIT 32(b)

The Dow Chemical Company and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, J. Pedro Reinhard, Executive Vice President and Chief Financial Officer of The Dow Chemical Company (the "Company"), certify that:

  1.
  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to The Dow Chemical Company and will be retained by The Dow Chemical Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ J. PEDRO REINHARD J. Pedro Reinhard Executive Vice President and Chief Financial Officer October 30, 2003

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  EXHIBIT 32(b)
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002